U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)                July 31, 2005
                                                  ------------------------------

                              THERMODYNETICS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                   0-10707                  06-1042505
--------------------------------------------------------------------------------
[State or other jurisdiction    (Commission File No.)       (I.R.S. Employer
of incorporation)                                            Identification No.)
--------------------------------------------------------------------------------

   651 Day Hill Road, Windsor, Connecticut                         06095
--------------------------------------------------------------------------------
  (Address of principal executive offices)                        (Zip Code)


                                  860-683-2005
--------------------------------------------------------------------------------
                         (Registrant's telephone number)

                                      N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02.  Results of Operations and Financial Condition.

Attached hereto as Exhibit 99.1 and incorporated by reference herein is financial information for the Company for the fiscal year-ended March 31, 2005 and forward-looking statements relating to 2005 as presented in a press release of July 31, 2005.

The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.


Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

            (c) Exhibits.

Exhibit
Number                 Description of Exhibits
---------- ---------------------------------------------------------------------
  99.                  Press Release issued by the Company on July 31, 2005





                                   SIGNATURES






         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


(Registrant)
THERMODYNETICS, INC.



By:  /s/ Robert A. Lerman
   -------------------------------------
      Robert A. Lerman, President

Date: August 1, 2005


TDYN 8-K 2005 (8K TDYT Annual Fin 08-01-05)